UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2013

NuStar Energy L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West
San Antonio, Texas 78257
(Address of principal executive offices)

(210) 918-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

On August 19, 2013, NuStar Logistics, L.P. (“NuStar Logistics”), a wholly owned subsidiary of NuStar Energy L.P. (the “Partnership”), successfully completed the issuance and sale of $300 million in aggregate principal amount of its 6.750% Senior Notes due 2021 (the “Notes”). The Notes are guaranteed on a full and unconditional basis by each of the Partnership and NuStar Pipeline Operating Partnership L.P. (“NuPOP”), also a wholly owned subsidiary of the Partnership. The Notes were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (Registration No. 333-189426).

The Notes are governed by an Indenture dated as of July 15, 2002 (the “Original Indenture”), as amended and supplemented by the Third Supplemental Indenture, dated as of July 1, 2005 (the “Third Supplemental Indenture”), by and among NuStar Logistics, the Partnership, NuPOP and The Bank of New York Trust Company, N.A. as trustee (the Original Indenture, as so amended and supplemented by the Third Supplemental Indenture, the “Senior Indenture”), as further amended and supplemented by the Seventh Supplemental Indenture dated as of August 19, 2013 by and among NuStar Logistics, the Partnership, NuPOP and Wells Fargo Bank, National Association, as successor trustee (the “Seventh Supplemental Indenture”). The Senior Indenture, as amended and supplemented by the Seventh Supplemental Indenture, is referred to herein as the “Indenture.”

Interest on the Notes will accrue from August 19, 2013 and is payable semi-annually on February 1 and August 1 of each year, beginning February 1, 2014. The Notes will mature on February 1, 2021.

Prior to February 1, 2021, NuStar Logistics may, at its option, redeem all or part of the Notes at any time at a price equal to the greater of 100% of the principal amount of the Notes then outstanding to be redeemed, or at a make-whole price, in each case plus accrued and unpaid interest.

The Indenture does not restrict NuStar Logistics or its subsidiaries from incurring additional indebtedness, paying distributions on its equity interests or purchasing or redeeming its equity interests, nor does it require the maintenance of any financial ratios or specified levels of net worth or liquidity.

The Notes are NuStar Logistics’ senior unsecured obligations and rank equally in right of payment with all of NuStar Logistics’ existing and future unsecured senior indebtedness and senior to its existing and future subordinated indebtedness. The Notes are irrevocably and unconditionally guaranteed on a senior unsecured basis by the Partnership and NuPOP, jointly and severally. The guarantee by the Partnership ranks equally in right of payment to all of the Partnership’s existing and future unsecured and unsubordinated indebtedness and senior to its existing and future subordinated indebtedness. The guarantee by NuPOP ranks equally in right of payment to all of NuPOP’s existing and future unsecured and unsubordinated indebtedness and senior to its existing and future subordinated indebtedness.

The Indenture contains covenants that will limit the ability of NuStar Logistics, and its subsidiaries, to, among other things, create liens or enter into sale-leaseback transactions.

Repurchase at the option of the holders.  If a change of control (as described below) occurs, then each holder of the Notes will have the right to require NuStar Logistics to repurchase all or a portion of that holder’s Notes at a price equal to 101% of the aggregate principal amount of the Notes, plus any accrued and unpaid interest to the date of repurchase.

Change of Control.  Under the Indenture, a change of control means an occurrence of one of the following events:

•                                          the direct or indirect lease, sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of (i) all or substantially all of NuStar Logistics’ assets and the assets of its subsidiaries taken as a whole or (ii) all of the assets of the Partnership and its subsidiaries taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”)), which is followed by a decrease in the rating of the Notes by both Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc. by one or more gradations of the Notes (a “Ratings Decline”) within 60 days;

•                                          the adoption of a plan relating to NuStar Logistics, or the Partnership’s liquidation or dissolution, or the removal of (i) NuStar Logistics’ general partner by NuStar Logistics’ limited partners, (ii) Partnership’s general partner by Partnership’s limited partners, or (iii) the general partner of the Partnership’s general partner by the limited partners of the Partnership’s general partner;

•                                          the consummation of any transaction (including, without limitation, any merger or consolidation) which results in that person (as that term is used in Section 13(d)(3) of the Exchange Act), other than NuStar GP Holdings, LLC (“NuStar GP Holdings”), the Partnership and each person that is a direct or indirect subsidiary of NuStar GP Holdings or the Partnership, becomes the beneficial owner, directly or indirectly, of more than 50% of the voting stock of NuStar Logistics, NuStar Logistics’ general partner, the Partnership, the Partnership’s general partner or the general partner of the Partnership’s general partner, in each case measured by voting power rather than number of shares, units or the like, which is followed by a Ratings Decline within 60 days; or

•                                          the first day on which a majority of the members of the board of directors of (i) NuStar Logistics’ general partner, or (ii) the general partner of the Partnership’s general partner, are not Continuing Directors (as defined below), which is followed by a Ratings Decline within 60 days.

“Continuing Directors” means, as of any date of determination, any member of the board of directors of NuStar Logistics’ general partner or the general partner of the Partnership or the general partner of the general partner of the Partnership (as the case may be) who (1) was a member of such board of directors on the issue date of the Notes or (2) was nominated for election or elected to such board of directors with the approval of a majority of the Continuing Directors who were members of such board at the time of such nomination or election.

A change of control (as defined in the Indenture) may result in an event of default under NuStar Logistics’ $1.5 billion, five-year revolving credit agreement (the “2012 Revolving Credit Agreement”). As a result, upon such change of control event, NuStar Logistics may be required immediately to repay the outstanding principal, any accrued interest on and any other amounts owed under the 2012 Revolving Credit Agreement and the Notes.

Events of Default.  Events of default under the Indenture include:

•                                          failure to pay interest on the Notes for 30 days;

•                                          failure to pay the principal of or any premium on the Notes when due;

•                                          failure to perform any other covenant or warranty in the Indenture (other than a term, covenant or warranty a default in whose performance or whose breach is specifically dealt with in the Indenture or which has expressly been included in the Indenture solely for the benefit of another series of securities) that continues for 60 days after written notice is given to NuStar Logistics by the Trustee or to NuStar Logistics and the Trustee by the holders of at least 25% in principal amount of the outstanding Notes, specifying such default and requiring it to be remedied and stating that such notice is a “Notice of Default” under the Indenture;

•                                          certain events of bankruptcy, insolvency or reorganization of NuStar Logistics;

•                                          failure to comply for 90 days with the provisions described under the caption “Repurchase at the option of the holders—Change of Control” above; or

•                                          failure to pay any indebtedness of NuStar Logistics for borrowed money in excess of $50 million, whether at stated maturity (after the expiration of any applicable grace periods) or upon acceleration and maturity thereof, if such indebtedness is not discharged, or such acceleration is not annulled, within 10 days after written notice is given to NuStar Logistics by the Trustee or to NuStar Logistics and the Trustee by the holders of at least 25% in outstanding principal amount of the Notes, specifying such default and requiring it to be remedied, and stating that such notice is a “Notice of Default” under the Indenture.

If an event of default occurs and is continuing, the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes may declare the entire principal of, and accrued but unpaid interest, if any, on all the Notes to be due and payable immediately. If this happens, subject to certain conditions, the holders of a majority of the aggregate principal amount of the Notes can rescind the declaration. If an event of default relating to certain events of bankruptcy, insolvency or reorganization occurs, the entire principal amount of the Notes shall be due and payable immediately without further action or notice.

The description of the Indenture contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Original Indenture, the Third Supplemental Indenture and the Seventh Supplemental Indenture, incorporated by reference herein from Exhibits 4.1, 4.2 and 4.3, respectively.

Item 9.01      Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	EXHIBIT
Exhibit 4.1

Indenture, dated as of July 15, 2002, among Valero Logistics Operations, L.P., as Issuer, Valero L.P., as Guarantor, and The Bank of New York, as Trustee, relating to Senior Debt Securities (incorporated by reference to Exhibit 4.1 to NuStar Energy L.P.’s Current Report on Form 8-K filed July 15, 2002 (File No. 001-16417)).

Exhibit 4.2

Third Supplemental Indenture, dated as of July 1, 2005, to Indenture dated as of July 15, 2002, as amended and supplemented, among Valero Logistics Operations, L.P., Valero L.P., Kaneb Pipe Line Operating Partnership, L.P., and The Bank of New York Trust Company, N.A. (incorporated by reference to Exhibit 4.02 to NuStar Energy L.P.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (File No. 001-16417)).

Exhibit 4.3#

Seventh Supplemental Indenture, dated as of August 19, 2013, among NuStar Logistics, L.P., as Issuer, NuStar Energy L.P., as Guarantor, NuStar Pipeline Operating Partnership L.P., as Affiliate Guarantor, and Wells Fargo Bank, National Association, as Successor Trustee.

# Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

		By:	NuStar GP, LLC
its general partner

Date: August 23, 2013			By:	/s/ Amy L. Perry
				Name:	Amy L. Perry
				Title:	Vice President, Assistant
General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	EXHIBIT
Exhibit 4.1

Indenture, dated as of July 15, 2002, among Valero Logistics Operations, L.P., as Issuer, Valero L.P., as Guarantor, and The Bank of New York, as Trustee, relating to Senior Debt Securities (incorporated by reference to Exhibit 4.1 to NuStar Energy L.P.’s Current Report on Form 8-K filed July 15, 2002 (File No. 001-16417)).

Exhibit 4.2

Third Supplemental Indenture, dated as of July 1, 2005, to Indenture dated as of July 15, 2002, as amended and supplemented, among Valero Logistics Operations, L.P., Valero L.P., Kaneb Pipe Line Operating Partnership, L.P., and The Bank of New York Trust Company, N.A. (incorporated by reference to Exhibit 4.02 to NuStar Energy L.P.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (File No. 001-16417)).

Exhibit 4.3#

Seventh Supplemental Indenture, dated as of August 19, 2013, among NuStar Logistics, L.P., as Issuer, NuStar Energy L.P., as Guarantor, NuStar Pipeline Operating Partnership L.P., as Affiliate Guarantor, and Wells Fargo Bank, National Association, as Successor Trustee.

# Filed herewith.